EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated June 2, 2014,
To Prospectus Dated May 1, 2014

Effective June 2, 2014, the following Subaccounts are made available under the Contract, and are added to the list of Subaccounts on the cover page of the Prospectus:

•	Transparent Value Directional Allocation VI

The following is added to the table under the “Frequent Transfer Restrictions” section of the Prospectus:

Subaccount	Transfer Block Restriction (# of Calendar Days)
Transparent Value Directional Allocation VI	30 days

The Administration Charge for the Transparent Value Directional Allocation VI subaccount is 0.25%.

The table “Objectives for Underlying Funds” is revised to read as follows for the new Underlying Fund:

Fund Name	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Transparent Value Directional Allocation VI	Class II	Seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Transparent Value Directional Allocation IndexSM	Guggenheim Partners Inv. Mgmt., LLC	Transparent Value Advisors, LLC

Please Retain This Supplement For Future Reference